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                                                                   EXHIBIT 23. 1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-80789 and No. 333-13927) of Movado Group, Inc. of our report dated March 15, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 30, 2002